UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2004

Voxware, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware 0-021403 36-3934824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey 08901
(Address of Principal Executive Offices)	(Zip Code)
(609) 514-4100
(Registrant's telephone number, including area code)

___________________Not applicable_____________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

G Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02. Results of Operations and Financial Condition.

On November 11, 2004, Voxware, Inc., a Delaware corporation (the "Company"), issued a press release to report the Company's financial results for the quarter ended September 30, 2004. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Principal Officer.

On November 10, 2004, the employment of Donald Noble, an executive officer with the Company since March 1, 2004, was terminated as Vice President of Delivery Services.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description

99.1	Press Release of Voxware, Inc. dated November 11, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VOXWARE, INC.

Dated: November 11, 2004 By: /s/ Thomas J. Drury, Jr.

Name: Thomas J. Drury, Jr.

Title: President and Chief Executive Officer

Exhibit 99.1